UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2023

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ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11740 Katy Fwy – Energy Tower III, 11th floor Houston, TX	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-878-1000

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ENG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 27, 2023, ENGlobal Corporation (the “Company”) received notification from the Nasdaq Stock Market (“Nasdaq”) indicating that the Company will have an additional 180-day grace period, or until December 18, 2023, to regain compliance with Nasdaq's $1.00 minimum bid requirement.

The notification indicated that the Company did not regain compliance during the initial 180-day grace period provided under the rule. In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company is eligible for the additional grace period because it meets the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market, except for the bid price, and the provision of written notice to Nasdaq of the Company’s intention to cure the deficiency during the additional grace period by effecting a reverse stock split, if necessary.

If, at any time during this additional grace period, the closing bid price of the Company’s common stock is at least $1 per share for a minimum of 10 consecutive business days, Nasdaq will provide the Company with written confirmation of compliance and the matter will be closed. If the Company chooses to implement a reverse stock split, however, it must complete the split no later than 10 business days prior to the expiration of the additional grace period in order to timely regain compliance.

If the Company does not meet the minimum bid requirement during the additional 180-day grace period, Nasdaq will provide written notification to the Company that its common stock will be subject to delisting. At that time, the Company can request Nasdaq for a hearing to present a plan to regain compliance.

This Nasdaq notification does not impact the Company’s listing on the Nasdaq Capital Market at this time, and the Company’s common stock will continue to trade under its current symbol "ENG" during the additional 180-day compliance period. There can be no assurance that the Company will be able to regain compliance with the minimum bid price requirement or will otherwise be in compliance with other Nasdaq listing criteria.

Item 7.01 Regulation FD Disclosure

On June 28, 2023, the Company issued a press release announcing the notification received from Nasdaq, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 (including the press release attached as Exhibit 99.1 and incorporated by reference in this Item 7.01) the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

Exhibit 99.1	Press Release, dated June 28, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
(Registrant)

June 29, 2023	/s/ Darren W. Spriggs
(Date)	Darren W. Spriggs, Chief Financial Officer, Treasurer and Corporate Secretary

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